                                                                   EXHIBIT 10.10




                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

         THIS AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT (the "Agreement"), entered into this 18th day of December, 1997 is made by and among (i) Safelite Glass Corp., a Delaware corporation (the "Company"), (ii) Belron (USA) BV, a company organized under the laws of the Netherlands ("Belron" and, together with any Permitted Transferees thereof, the "Belron Shareholders"), (iii) those Shareholders listed on Exhibit A attached hereto (together with any Permitted Transferees thereof, the "Kellman Shareholders"), (iv) those Shareholders of the Company listed on Exhibit B attached hereto (including THOMAS H. LEE EQUITY FUND, III, L.P., a Delaware limited partnership ("TH Lee")) (together with any Permitted Transferees thereof, the "TH Lee Shareholders"), and (v) those Shareholders of the Company listed on Exhibit C attached hereto (together with any Permitted Transferees thereof, the "Management Shareholders"). The Belron Shareholders, the Kellman Shareholders, the TH Lee Shareholders and the Management Shareholders are hereinafter collectively referred to as the "Shareholders" and each individually referred to as a "Shareholder".

         WHEREAS, the Company, the TH Lee Shareholders and the Management Shareholders are parties to that certain Stockholders' Agreement, dated as of December 20, 1996 (the "Old Agreement");

         WHEREAS, the TH Lee Shareholders and the Management Shareholders own, respectively, that number of shares of Voting Common Stock and Non-Voting Common Stock set forth in Exhibits B and C attached hereto;

         WHEREAS, pursuant to the Merger Agreement, dated October 10, 1997 (the "Merger Agreement"), by and between Vistar, Inc. and the Company, the Company shall issue on the date hereof to Belron that number of shares of Voting Common Stock and Non-Voting Common Stock set forth in Exhibit A attached hereto;

         WHEREAS, pursuant to the Merger Agreement, the Company shall issue on the date hereof to the Kellman Shareholders that number of shares of Non-Voting Common Stock set forth in Exhibit A attached hereto;

         WHEREAS, the Company, the TH Lee Shareholders, the Management Shareholders, Belron and the Kellman Shareholders desire to amend and restate the Old Agreement and set forth more fully their agreements regarding certain rights and restrictions with respect to the management of the Company and the voting, transfer and sale of the shares of capital stock held by the Shareholders;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following terms will have the meaning for purposes of this Agreement set forth below for such term.

         "AAA RULES" has the meaning set forth in SECTION 21.

         "ADDITIONAL SHARES" means (i) any shares of Common Stock, whether now authorized or not, (ii) any rights, options or warrants to purchase any shares of Common Stock, or to purchase securities that may become convertible into, exercisable for or exchangeable for shares of Common Stock, and (iii) any securities convertible into, exercisable for or exchangeable for shares of Common Stock; provided, however, that Additional Shares shall not include (a) securities offered by the Company pursuant to an underwritten public offering registered pursuant to the Securities Act, (b) any shares of Common Stock or any rights, options or warrants to purchase any shares of Common Stock, or to purchase securities that may become convertible into, exercisable for or exchangeable for shares of Common Stock, issued to officers or employees of the Company after the date hereof pursuant to an employee incentive plan approved by the Board, (c) securities issued as a dividend on, subdivision of or other distribution in respect of all shares of Common Stock, (d) securities issued upon conversion, exercise or exchange of any previously issued Additional Shares, or (e) securities issued pursuant to the acquisition of another corporation, limited liability company or partnership by the Company by merger, purchase of substantially all of the assets of such other entity, or by other reorganization whereby the Company ends up owning, directly or indirectly, greater than fifty percent (50%) of the voting power of such entity or otherwise controls such entity, provided such acquisition or reorganization has been approved by the Board.

         "AFFILIATE" of any Person means a Person controlling, under common control with or controlled by such Person.

         "ARBITRATORS" has the meaning set forth in SECTION 21.

         "BELRON DIRECTORS" has the meaning set forth in SECTION 2(a)(ii)(A)(1).

         "BOARD" means the board of directors of the Company.

         "BUSINESS DAY" means any day on which business is ordinarily conducted in the State of New York and in the United Kingdom, excluding Saturday, Sunday or any day on which the banks located in New York City or London, England are required by law (other than a general banking moratorium or holiday for a period exceeding more than four (4) consecutive days) to be closed. If any notice or event is required to be delivered or occur, pursuant to the terms of this Agreement, on a day which is not a Business Day, such notice or event shall be delivered or occur on the next Business Day after the original required delivery or occurrence date.

         "CHAIRMAN" has the meaning set forth in SECTION 5.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the Voting Common Stock and the Non-Voting Common Stock.

         "COMPETITOR" has the meaning set forth in SECTION 8(d).

         "ELECTION PERIOD" has the meaning set forth in SECTION 8(c)(i)(B).

         "EXECUTIVE OPERATING COMMITTEE CHAIRMAN" has the meaning set forth
SECTION 6.

         "EXECUTIVE OPERATING COMMITTEE" has the meaning set forth in SECTION 6.

         "FAMILY MEMBER" has the meaning set forth in SECTION 8(g)(ii)

         "GAAP" means, with respect to Persons organized under the laws of the United States, generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or any successor authority) as they exist from time to time, consistently applied.

         "INDEPENDENT THIRD PARTY" means any Person who does not own in excess of 1% of the Company's capital stock on a fully-diluted basis (a "1% Owner"), who is not controlling, controlled by or under common control with any such 1% Owner and who is not the spouse or descendent (by birth or adoption) of any such 1% Owner or a trust for the benefit of such 1% Owner and/or such other Persons.

         "IPO" means an initial public offering of the Company's capital stock pursuant to the Securities Act.

         "ISSUANCE DATE" has the meaning set forth in SECTION 9(b).

         "ISSUANCE NOTICE" has the meaning set forth in SECTION 9(b).

         "NON-VOTING COMMON STOCK" means the Class B Non-Voting Common Stock of the Company, par value $0.01 per share.

         "OFFER" has the meaning set forth in SECTION 9(a).

         "OTHER SHAREHOLDERS" has the meaning set forth in SECTION 8(f)(ii).

         "PERMITTED TRANSFER" has the meaning set forth in SECTION 8(g).

         "PERMITTED TRANSFEREE" means any person or entity who shall have acquired and who shall hold Shareholder Shares pursuant to a Permitted Transfer.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity, or any department, agency or political subdivision thereof.

         "PRE-TRANSFER OFFER NOTICE" has the meaning set forth in SECTION 8(c)(i)(A).

         "PRE-TRANSFER RE-OFFER NOTICE" has the meaning set forth in SECTION 8(c)(ii).

         "PUBLIC SALE" means any sale of Shareholder Shares to the public pursuant to an underwritten offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to a registration statement effective under the Securities Act pursuant to Rule 415 or the provisions of Rule 144 adopted under the Securities Act.

         "RE-OFFER ELECTION PERIOD" has the meaning set forth in SECTION
8(c)(ii).

         "RFR ELECTION PERIOD" has the meaning set forth in SECTION 8(d).

         "RFR NOTICE" has the meaning set forth in SECTION 8(d).

         "SALE NOTICE" has the meaning set forth in SECTION 8(e)(ii).

         "SALE OF THE COMPANY NOTICE" has the meaning set forth in SECTION 8(f)(ii).

         "SALE OF THE COMPANY" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or
(ii) all or substantially all of the Company's assets determined on a consolidated basis.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHAREHOLDER SHARES" means (i) any Common Stock purchased or otherwise acquired by any Shareholder, (ii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of any class or series of capital stock of the Company held by a Shareholder. As to any particular shares constituting Shareholder Shares, such shares shall cease to be Shareholder Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or
(y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

         "SUBSIDIARY" means any entity controlled by the Company, directly or through one or more Subsidiaries.

         "SUPPLIER" has the meaning set forth in SECTION 8(d).

         "TAG-ALONG RIGHT" has the meaning set forth in SECTION 8(e)(i).

         "TH LEE DIRECTORS" has the meaning set forth in SECTION 2(a)(ii)(A)(2).

         "TRANSFER" has the meaning set forth in SECTION 8(a).

         "TRANSFERRING SHAREHOLDER" has the meaning set forth in SECTION 8(c)(i)(A).

         "TRIGGERING DAY" means the first day upon which the following three conditions have been satisfied: (i) the consummation of an IPO; (ii) the expiration of a three (3)-year period after the date of this Agreement; and
(iii) the Belron Shareholders beneficially own, in the aggregate, more shares of Voting Common Stock than that beneficially owned, in the aggregate, by the TH Lee Shareholders and the Management Shareholders.

         "VOTING COMMON STOCK" means the Class A Voting Common Stock of the Company, par value $0.01 per share.

2. BOARD OF DIRECTORS.

         (a) From and after the date hereof and until the provisions of this
Section 2 cease to be effective, each Shareholder shall vote all of its Voting Common Stock and any other voting securities of the Company over which such Shareholder has voting control and shall take all other reasonably necessary or desirable actions within its control (whether in its capacity as a Shareholder, director, member of a Board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all reasonably necessary or desirable actions within its control (including, without limitation, calling special Board and Shareholder meetings), so that:

                  (i) until the Triggering Day, the authorized number of directors on the Board shall be established at ten (10) directors;

                  (ii) the following individuals shall be elected to the Board:

                           (A) from and after the date hereof and until the
                  Triggering Day:

                                    (1) five (5) representatives designated by
                           Belron (which designees initially shall be Ronnie Lubner, M. Louis Shakinovsky, John E. Mason, Adrian
                           F. Jones and Selwyn Herson), determined by a vote of the

                           Belron Shareholders owning a majority of the Shareholder Shares held by all Belron Shareholders (the "Belron Directors"); and

                                    (2) five (5) representatives designated by
                           TH Lee (which designees initially shall be Garen K. Staglin, John F. Barlow, Anthony J. DiNovi, Scott M. Sperling and Seth W. Lawry), determined by a vote of the TH Lee Shareholders and Management Shareholders owning a majority of the Shareholder Shares held by all TH Lee Shareholders and Management Shareholders (the "TH Lee Directors").

                           (B) from and after the Triggering Day and until the
                  provisions of this Section 2 cease to be effective, Belron and TH Lee agree to vote all of their shares of Voting Common Stock such that, to the extent possible, each of Belron and TH Lee shall be entitled to designate a minimum number of directors corresponding to the respective percentage ownership of the Belron Shareholders' or TH Lee Shareholders' (but excluding their Permitted Transferees who are not Affiliates or Family Members) Voting Common Stock as related to their respective percentage ownership of the Voting Common Stock on the date hereof, as set forth below:

                                    PERCENTAGE                 NUMBER OF
                                    OWNERSHIP                  DIRECTORS
                                    ---------                  ---------
                                    50% or more                   3

                                    25% - 49.99%                  2

                                    5% - 24.99%                   1

                  Notwithstanding the foregoing, (i) any Shareholder shall be entitled to vote its shares of Voting Common Stock in the election of directors as such Shareholder deems appropriate so long as the requirements of this SECTION 2(a)(ii)(B) to elect the minimum directors are satisfied; and (ii) Belron shall not be required to vote its shares of Voting Common Stock in the election of directors to nominate or elect TH Lee Directors to the extent that such action could reasonably be expected to prevent Belron from electing a majority of the Board of Directors unless such failure to elect a majority of the Board of Directors is caused by a voting agreement entered into by Belron or a reduction in the number of directors below seven
                  (7) caused by Belron.

                  (iii) so long as John F. Barlow is Chief Executive Officer, he shall be a director of the Company; and

                   (iv) upon the vacancy from the Board of any representative designated hereunder by Belron or TH Lee, as the case may be, such vacancy shall be filled by a representative designated by Belron or TH Lee, as appropriate.

         (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board and any committee thereof. In addition, the Company shall maintain directors and officers indemnity insurance coverage satisfactory to a majority of the directors, and the Company's certificate of incorporation and bylaws shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.

         (c) If any party fails to designate a representative to fill a directorship pursuant to the terms of this SECTION 2, the individual previously holding such directorship shall be elected to such position, or if such individual fails or declines to serve, the election of an individual to such directorship shall be accomplished in accordance with the Company's bylaws and applicable law; provided that the Shareholders shall vote to remove such individual if the party which failed to designate such directorship so directs.

         (d) The provisions of this SECTION 2 shall terminate automatically and be of no further force and effect upon the tenth anniversary of the date hereof. After the Triggering Day, if either the Belron Shareholders or the TH Lee Shareholders (but excluding their Permitted Transferees who are not Affiliates or Family Members), cease to hold 5% of the Voting Common Stock that such group holds on the date hereof, such group's right to designate members of the Board shall terminate.

3. REPRESENTATIONS AND WARRANTIES. Each Shareholder represents and warrants that
(i) such Shareholder is the record owner of the number of Shareholder Shares set forth opposite its name on Exhibit A, Exhibit B or Exhibit C attached hereto,
(ii) this Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes the valid and binding obligation of such Shareholder, enforceable in accordance with its terms, and (iii) such Shareholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Shareholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

4. CHIEF EXECUTIVE OFFICER.

         (a) The Company's initial Chief Executive Officer shall be John F. Barlow.

         (b) In the event of any resignation, termination of, or inability to serve as Chief Executive Officer by such person, until the Triggering Day, Belron and TH Lee shall each have the right to nominate the Chief Executive Officer or Chief Executive Officers of the Company.

         (c) The Chief Executive Officer or Chief Executive Officers shall perform such duties as may be assigned to such Chief Executive Officer or Chief Executive Officers by the Board and such Chief Executive Officer or Chief Executive Officers shall report to the Executive Operating Committee.

5. CHAIRMAN OF THE BOARD OF DIRECTORS. Until the date which is the earlier of
(i) eighteen (18) months after consummation of an IPO or (ii) the third anniversary of the date hereof, the Shareholders agree that the Chairman of the Board (the "Chairman") shall be Garen K. Staglin. The Chairman shall perform such duties as may be assigned to such Chairman by the Board, including, but not limited to, presiding at all meetings of the Board.

6. EXECUTIVE OPERATING COMMITTEE. The Company shall have an Executive Operating Committee (the "Executive Operating Committee") which shall be responsible for monitoring and facilitating the implementation of the Company's budget, post-Merger integration plan, purchasing policy and other matters delegated by the Board. The Executive Operating Committee shall have a chairman (the "Executive Operating Committee Chairman") who shall preside over all meetings of the committee and have such other powers as delegated by the Board. Until the third anniversary of the date hereof, the Shareholders agree that:

         (a) the Executive Operating Committee shall consist of four (4) directors designated as follows:

                  (i) two (2) members designated by the Belron Directors (one of whom shall initially be John E. Mason and the other of whom shall be designated at a later date); in the event of any resignation, removal of, or inability to serve on such committee, by any such designee, or other vacancy in the position of committee member so designated by the Belron Directors, such vacancy shall be filled by a successor designee designated by the Belron Directors; and

                  (ii) two (2) members designated by the TH Lee Directors (one of whom shall initially John F. Barlow and the other of whom shall be designated at a later date); in the event of any resignation, removal of, or inability to serve on such committee, by any such designee, or other vacancy in the position of committee member so designated by the TH Lee Directors, such vacancy shall be filled by a successor designee designated by the TH Lee Directors;

         (b) the Chairman of the Executive Operating Committee shall initially be John E. Mason; in the event of any resignation, removal of, or inability to serve as such Chairman by Mr. Mason, or other vacancy in the position of the Executive Operating Committee Chairman, such vacancy shall be filled by a successor designee designated by the Belron Directors, subject to the right of TH Lee to disapprove such Belron designee for good cause; and

         (c) the Shareholders acknowledge the potential benefits for the Company of Belron's worldwide purchasing influence and relationships and the Executive Committee will recognize such influence and relationships in formulating and implementing the Company's purchasing policy.

7. RESTRICTIONS ON PURCHASES. Notwithstanding anything in this Agreement to the contrary, no Shareholder shall purchase shares of Voting Common Stock for a period of three (3) years after the date hereof; provided that Transfers to Permitted Transferees and exercise of vested options and of pre-emptive rights under Section 9 hereof shall be permitted. After the expiration of the three
(3)-year period, each TH Lee Shareholder shall give Belron ten (10) days' prior written notice of its intention to purchase shares of Voting Common Stock and the number of shares it intends to purchase.

8. RESTRICTIONS ON TRANSFER.

         (a) RETENTION OF VOTING COMMON STOCK. Subject to the provisions of
SECTION 8(g), until the third anniversary of the date hereof, no Shareholder shall sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in such Person's Voting Common Stock (a "Transfer").

         (b) RETENTION OF NON-VOTING COMMON STOCK. No Shareholder shall Transfer any interest in the Non-Voting Common Stock or any Voting Common Stock for which the restrictions in (a) above have expired, held by such Person on the date hereof or hereafter unless such Transfer complies with the provisions of this
SECTION 8.

         (c) FIRST OFFER RIGHT. In addition to compliance with the other requirements of this SECTION 8 and subject to the provisions of SECTION 8(g), Belron shall have the following rights of first offer with respect to transfers by any of the TH Lee Shareholders and any of the Management Shareholders of any of the Shareholder Shares held by such Persons.

                  (i) INITIAL OFFER.

                           (A) Prior to making any Transfer of Shareholder
Shares, the transferring TH Lee Shareholder or transferring Management Shareholder, as applicable (in each case, the "Transferring Shareholder"), shall deliver written notice by a method permitted by SECTION 12(c) (a "Pre-Transfer Offer Notice") to each of the parties listed as to receive notice for Belron. The Pre-Transfer Offer Notice shall disclose in reasonable detail the proposed number of Shareholders Shares to be transferred, the proposed sales price and other terms and conditions of the Transfer; provided that the Pre-Transfer Offer Notice shall not be required to include the identity of the proposed transferee(s).

                           (B) Belron may elect to purchase all (but not less
than all) of the Shareholder Shares specified in the Pre-Transfer Offer Notice at the price and on the terms specified therein by delivering written notice to the Transferring Shareholder by a method permitted by SECTION 12(d) of such election to the Transferring Shareholder within twenty-four

(24) hours (which must include one (1) full Business Day) after the delivery of the Pre-Transfer Offer Notice (the "Election Period"). If Belron elects to purchase all (but not less than all) of such Shareholder Shares within the Election Period, the closing of any such transaction between Belron and the Transferring Shareholder shall be within fourteen (14) calendar days after expiration of the Election Period. If Belron has not elected to purchase all of the Shareholder Shares within the Election Period, the Transferring Shareholder may, within one hundred eighty (180)-days after the expiration of the Election Period and subject to the provisions of Section 8(d), if applicable, transfer such Shareholder Shares to one or more third parties at a price no less than 100% of the price per share specified in the Pre-Transfer Offer Notice and on other terms no more favorable to the transferees thereof than offered to Belron in the Pre-Transfer Offer Notice.

                  (ii) RE-OFFER. At any time within such one hundred eighty
(180)-day period provided in Section 8(c)(i)(B), above, the Transferring Shareholder may re-offer the Shareholder Shares to be transferred to Belron at a lower sales price than that specified in the Pre-Transfer Offer Notice by delivering written notice by a method permitted by SECTION 12(c) (the "Pre-Transfer Re-Offer Notice") by 9:00 a.m., London, England time, to each of the parties listed as to receive written notice for Belron; provided, however, that in the case of any proposed sale pursuant to an underwritten public offering registered pursuant to the Securities Act, the Pre-Transfer Re-Offer Notice shall be delivered by 9:00 a.m. Boston, Massachusetts time. The Pre-Transfer Re-Offer Notice shall disclose in reasonable detail the proposed number of Shareholder Shares to be transferred, the proposed sales price and other terms and conditions of the Transfer; provided that the Pre-Transfer Re-Offer Notice shall not be required to include the identity of the proposed transferee(s). Belron may elect to purchase all (but not less than all) of the Shareholder Shares to be transferred at the sales price specified in the Pre-Transfer Re-Offer Notice by delivering written notice to the Transferring Shareholder by a method permitted by SECTION 12(d) of such election to the Transferring Shareholder by 5:00 p.m., London, England time, on the day such Pre-Transfer Re-Offer Notice is received; provided, however, that in the case of any sale pursuant to an underwritten public offering registered under the Securities Act, such election period shall terminate at 4:00 p.m., Boston, Massachusetts time on the day such Pre-Transfer Re-Offer Notice is received (in either case, the "Re-Offer Election Period"). If Belron elects to purchase all (but not less than all) of such Shareholder Shares within the Re-Offer Election Period, the closing of any such transaction between Belron and the Transferring Shareholder shall be within fourteen (14) calendar days after expiration of the Re-Offer Election Period. If Belron has not elected to purchase all of the Shareholder Shares within the Re-Offer Election Period, the Transferring Shareholder may, within one hundred eighty (180) days after the expiration of the Re-Offer Election Period and subject to the provisions of Section 8(d), transfer such Shareholder Shares to one or more third parties at a price no less than 100% of the price per share specified in the Pre-Transfer Re-Offer Notice.

                 (iii) Any Shareholder Shares subject to a Pre-Transfer Offer Notice or a Pre-Transfer Re-Offer Notice not transferred within the applicable one hundred eighty (180) day period shall be subject to SECTIONS 8(c)(i) AND
(ii) prior to any subsequent Transfer. The purchase price specified in any Pre-Transfer Offer Notice or Pre-Transfer Re-Offer Notice shall be payable solely in cash at the closing of the transaction. The closing of the transaction between the

Transferring Shareholder and one or more third parties with respect to any Shareholder Shares covered by a Pre-Transfer Offer Notice or a Pre-Transfer Re-Offer Notice shall be within fourteen (14) calendar days of the expiration of the applicable one hundred eighty (180)-day period.

                  (iv) In the case of any proposed sale pursuant to an underwritten public offering, the Transferring Shareholder shall deliver written notice to Belron not less than forty-eight (48) hours (which must include one
(1) full Business Day) before entering into a an underwriting or purchase agreement with respect to such underwritten public offering.

         (d) RIGHT OF FIRST REFUSAL. In addition to compliance with the other requirements of this SECTION 8 and subject to the provisions of SECTION 8(g), in the event that any of the TH Lee Shareholders or any of the Management Shareholders have a bona fide offer from a third party to sell any Shareholder Shares to any Person with respect to which such TH Lee Shareholder(s) and/or Management Shareholder(s), as the case may be, have actual knowledge, after reasonable inquiry of such Person, that such Person is a Supplier or Competitor, prior to making any such Transfer, such TH Lee Shareholder(s) and/or Management Shareholder(s), as the case may be, shall deliver written notice (the "RFR Notice") to Belron. The RFR Notice shall disclose in reasonable detail the identity of the prospective transferee(s), the number of shares to be transferred and the terms and conditions of the transfer. Belron may elect to purchase all (but not less than all) of such Shareholder Shares to be transferred upon the same terms and conditions as those set forth in the RFR Notice by delivering a written notice of such election to the transferring Shareholder within ten (10) days after the RFR Notice has been delivered to Belron ("RFR Election Period"). If Belron has not elected to purchase all of the Shareholder Shares to be transferred within such RFR Election Period, the transferring Shareholder may transfer the Shareholder Shares specified in the RFR Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the RFR Notice during the ninety (90)-day period immediately following expiration of the RFR Election Period. Any Shareholder Shares not transferred within such ninety (90)-day period shall be subject to the provisions of this SECTION 8(d) upon subsequent transfer. If Belron has elected to purchase Shareholder Shares hereunder, the transfer of such shares shall be consummated as soon as practicable but in any event, within thirty (30) calendar days, after the delivery of the election notice(s) to the transferring Shareholder, on the terms and conditions set forth in the RFR Notice.

         For purposes of this SECTION 8(d): "Supplier" shall mean (i) any Person who manufactures automotive glass (including, but not limited to, those manufacturers of automotive glass listed on Exhibit D attached hereto), (ii) any Person who acts as a wholesaler of automotive glass, (iii) any Person who acts as a distributor of automotive glass or (iv) any Affiliate of any Person set forth in clause (i), (ii) or (iii); and "Competitor" shall mean any Person who installs or repairs automotive glass or any Affiliate of any such Person.

         The provisions of this SECTION 8(d) shall not apply to any Public Sale.

         (e) TAG ALONG RIGHTS.

                  (i) APPLICABILITY OF PROVISIONS. Notwithstanding anything in this Agreement to the contrary, (A) the Kellman Shareholders and the Belron Shareholders shall have no Tag-Along Right with respect to any Transfer by any Shareholder, (B) the Management Shareholders shall have Tag-Along Rights with respect to all Transfers by any Shareholder and
         (C) the TH Lee Shareholders shall have Tag-Along Rights only with respect to Transfers by the Belron Shareholders.

                  (ii) TAG ALONG NOTICE. In addition to compliance with the other requirements of this SECTION 8 and subject to the provisions of
         SECTION 8(g), if any Shareholder shall propose to Transfer any Shareholder Shares in a single transaction or series of related transactions, such Shareholder shall have the obligation, and subject to SECTION 8(e)(iv) hereof, each other Shareholder or other Shareholders, as the case may be, shall have the right (the "Tag-Along Right"), to require the proposed transferee of such Shareholder Shares to purchase from such other Shareholder, at the same price per share and upon the same terms and conditions as to be paid and given to the transferring Shareholder, the number of Shareholder Shares equal to the product obtained by multiplying (A) the number of Shareholder Shares held by each such other Shareholder times, (B) the quotient derived by dividing (1) the number of Shareholder Shares which otherwise would have been sold by the transferring Shareholder by (2) the sum of the total number of Shareholder Shares held by the transferring Shareholder plus the total number of Shareholder Shares held by the other Shareholders electing to participate in the sale; provided that in order to be entitled to exercise its right to Transfer securities to the proposed transferee pursuant to this SECTION 8(e), each other Shareholder seeking to Transfer its Shareholder Shares must agree to make substantially the same representations, warranties, covenants and indemnities relating to title to such securities, and power and authority to transfer such Shareholder Shares as the transferring Shareholder agrees to make in connection with its proposed Transfer of Shareholder Shares.

                 (iii) ELECTION. Upon receipt by a transferring Shareholder of a bona fide offer to purchase its Shareholder Shares pursuant to SECTION 8(e)(i), the transferring Shareholder shall notify each other Shareholder, in writing, of such offer and its terms and conditions, which written notice shall include the number of Shareholder Shares the transferring Shareholder desires to sell, the name of the purchasers and the consideration offered in connection therewith (the "Sale Notice"). Each other Shareholder may exercise its right to sell under this SECTION 8(e) by giving written notice to the transferring Shareholder within five (5) Business Days after the date on which such other Shareholder received the Sale Notice from the transferring Shareholder pursuant to this SECTION 8(e)(ii).

                  (iv) BEST EFFORTS. The transferring Shareholder shall use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of other Shareholders in the contemplated transfer and shall not transfer any Shareholder Shares to the prospective transferee(s) if such transferee(s) refuses to allow the participation of the other Shareholders.

                   (v) TERMINATION. The provisions of this SECTION 8(e) shall terminate upon the consummation of an IPO.

         (f) DRAG ALONG RIGHTS.

                  (i) THIRD PARTY TRANSACTION. Belron, TH Lee and the Board shall collectively have the right to approve a Sale of the Company at any time after the date hereof. In the event of such approval by each of Belron, TH Lee and the Board, each Shareholder shall vote for, consent to and raise no objections to such Sale of the Company. If the Sale of the Company is structured as a (i) merger or consolidation, each holder of Shareholder Shares shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each Shareholder shall agree to sell all of its Shareholder Shares and rights to acquire Shareholder Shares on the terms and conditions approved by Belron, TH Lee and the Board. Each Shareholder shall take all necessary or desirable actions in connection with the consummation of the Sale of the Company as requested by Belron, TH Lee and the Board.

                  (ii) ELECTION. Belron and TH Lee shall deliver written notice to the Company and the other Shareholders (the "Other Shareholders") setting forth in reasonable detail the terms of the proposed Sale of the Company at least ten (10) days prior to the consummation of the Sale of the Company (the "Sale of the Company Notice"). Belron and TH Lee shall have one hundred eighty (180) days after the delivery of the Sale of the Company Notice to consummate the Sale of the Company on the terms specified in the Sale of the Company Notice. If the Sale of the Company is not consummated within such one hundred eighty (180)-day period, Belron and TH Lee shall again comply with the provisions of this SECTION 8(f).

                  (iii) CONDITIONS TO OBLIGATION. The obligations of the Other Shareholders to participate in the Sale of the Company are subject to the satisfaction of the conditions that, upon consummation of the Sale of the Company, all holders of Common Stock shall receive the same form and amount of consideration per share of Common Stock (including for this purpose amounts allocated to noncompetition, consulting and other arrangements), or if the holders of Common Stock are given an option as to the form and consideration to be received, all holders shall be given the same option.

                  (iv) TERMINATION. The provisions of this SECTION 8(f) shall terminate upon the consummation of an IPO.

         (g) PERMITTED TRANSFERS. The restrictions on Transfer set forth in this
SECTION 8 shall not apply with respect to any of the following (each, a "Permitted Transfer"):

                  (i) a Transfer of Shareholder Shares from the Kellman Shareholders to Belron, another Kellman Shareholder, Joseph Kellman or a trust for the benefit of Joseph Kellman;

                  (ii) a Transfer of Shareholder Shares by any Shareholder who is a natural person, the Family Revocable Trust listed on Exhibit A or Joseph Kellman to such Shareholder's or Joseph Kellman's spouse, children, grandchildren, parents or siblings, one or more trusts for the benefit of any of such persons or a family limited partnership of which such persons are the only partners (each, a "Family Member");

                  (iii) a bona fide pledge of Shareholder Shares by a Shareholder to a bank or financial institution;

                  (iv) a Transfer of Shareholder Shares between any Shareholder who is a natural person and such Shareholder's guardian or conservator;

                  (v) a bona fide gift of Shareholder Shares by a Shareholder to a charitable institution as defined in Section 501(c) of the Internal Revenue Code of 1986, as amended;

                  (vi) a Transfer of Shareholder Shares from any Shareholder which is a partnership to its partners;

                  (vii) a Transfer of Shareholder Shares from any Shareholder which is a corporation or partnership to any Affiliate of such Shareholder or to any officer or director of such Shareholder; or

                  (viii) a Transfer of Shareholder Shares by a Belron Shareholder or TH Lee Shareholder to (A) any Affiliate of such Shareholder, (B) another Belron Shareholder or TH Lee Shareholder, as appropriate, or (C) an employee of Belron or Thomas H. Lee Company, as appropriate.

The restrictions contained in this SECTION 8 shall continue to be applicable to the Shareholder Shares after any such Transfer and; provided, further, no Permitted Transfer shall be effective unless and until the transferee of such Shareholder Shares shall have executed and delivered to the Company an executed counterpart of this Agreement in accordance with Section 28 hereof and; provided, further that any Permitted Transfer shall require the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

         Notwithstanding the foregoing, no Shareholder shall avoid the provisions of this Agreement by making one or more Permitted Transfers and then disposing of all or any portion of such Shareholder's interest in the Permitted Transferee.

         (h) RESTRICTIVE LEGEND. Any certificate representing Shareholder Shares will bear the following Legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT AS TO SAID SECURITIES OR AN OPINION, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND GIVEN BY COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN A Shareholders AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER DATED AS OF __________, 1997. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

         (i) OPINION OF COUNSEL. No Shareholder may Transfer any Shareholder Shares (except Transfers pursuant to an effective registration statement under the Securities Act or pursuant to the laws of descent and distribution) without first delivering to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company and given by counsel reasonably satisfactory to the Company that (i) neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such Transfer and (ii) subject to reasonable factual qualifications and assumptions, such Transfer does not and will not contravene or violate the terms of this Agreement.

         (j) TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Shareholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Shareholder Shares as the owner of such Shareholder Shares for any purpose.

9. PRE-EMPTIVE RIGHTS.

         (a) If the Company authorizes the issuance and sale of Additional Shares, then, subject to SECTION 9(f) herein, the Company will offer to sell (the "Offer") to each Shareholder, and each such Shareholder may elect to purchase, up to that number of Additional Shares, such that following such purchase, each such Shareholder is able to maintain the same percentage ownership (on a fully-diluted basis) of Shareholder Shares which each such Shareholder owned immediately prior to the offer of Additional Shares.

         (b) The Company shall give written notice of the issuance of Additional Shares (the "Issuance Notice"), which notice shall set forth the price and other terms of such issuance, to each of the Shareholders at any time prior to the issuance of such Additional Shares (the "Issuance Date"), or within ten (10) days following the Issuance Date. Upon receipt of the Issuance Notice, any Shareholder may accept the Offer by giving written notice to the Company within ten (10)
days following receipt of the Issuance Notice, which written notice shall specify the number of Additional Shares which such Shareholder wishes to purchase. Payment in the full amount of the price for the Additional Shares shall be made by wire transfer of immediately available funds, to the account designated by the Company in the Issuance Notice, on the day that is the later to occur of (i) the closing date of the transaction pursuant to which such Additional Shares are being issued and (ii) three (3) Business days after such Shareholder gives the Company written notice of acceptance of the Offer.

         (c) Each Shareholder will be entitled to purchase Additional Shares at the same price and upon the same terms as Additional Shares being offered to the other purchaser thereof; provided that, if such other persons is to pay for such Additional Shares in whole or in part with consideration other than cash, then the Board, in its good faith judgment, shall make a determination of the fair market value of such consideration, and each Shareholder will be entitled to purchase the Additional Shares for cash equal to the fair market value of the aggregate cash and non-cash consideration each of them would otherwise pay hereunder. Notwithstanding the foregoing, no Shareholder will be permitted to exercise its rights under this SECTION 9 unless it agrees to purchase all shares of Common Stock offered as a package or unit in the issuance of the Additional Shares.

         (d) The Company shall promptly deliver to each Shareholder purchasing Additional Shares hereunder certificates evidencing such Additional Shares purchased by such Shareholder, upon receipt of payment therefor, and upon execution of such documents and instruments as shall govern the issuance of such Additional Shares.

         (e) The provisions of this Section 9 shall terminate upon consummation of an IPO.

         (f) Notwithstanding anything in this Agreement to the contrary, the Kellman Shareholders shall not be entitled to any pre-emptive rights with respect to the issuance of any securities of and by the Company.

10. RESTRICTIVE COVENANTS.

         (a) BELRON AND TH LEE APPROVAL. Until the Triggering Day, neither the Board nor any committee thereof will take or ratify, on behalf of the Company or any Subsidiary, any of the following actions, without the prior written consent of Belron and TH Lee:

                  (i) MERGERS. Merger or consolidation of the Company or any of its Subsidiaries with any Person, other than mergers with a wholly-owned Subsidiary.

                  (ii) ASSET DISPOSITIONS. Sell, assign, transfer, lease or otherwise dispose of all or substantially all of the consolidated assets of the Company and its wholly-owned Subsidiaries (computed on the basis of book value, determined in accordance with GAAP, or fair market value as determined by the Board in its reasonable good faith judgment) in any transaction or series of related transactions, other than the sale or disposition of inventory in the ordinary course of business.

                  (iii) RELATED PARTY ARRANGEMENTS. Enter into, amend, modify or supplement, or permit any Subsidiary to enter into amend, modify or supplement, any agreement or other transaction with any of the Company's or any of its Subsidiary's officers, directors, employees or Affiliates of any of the foregoing on terms that are less favorable to the Company or any of its Subsidiaries than could be obtained in an arms length transaction.

                  (iv) ACQUISITIONS; JOINT VENTURES. Acquire, or permit any Subsidiary to acquire, any interest in any Person, or enter into, or permit any Subsidiary to enter into, any joint venture involving an investment by the Company or any of its Subsidiaries in excess of $10 million.

                  (v) PERSONNEL. Hire or fire any Chief Executive Officer or other executive officer of the Company listed on attached hereto.

                  (vi) BUDGET. Approval of annual operating plan, including capital expenditure budget and annual operating budget, and any substantial change to a previously approved operating plan or budget.

                  (vii) AMENDMENTS TO CERTIFICATE OF INCORPORATION AND BYLAWS. Amend, modify, supplement or restate the Amended and Restated Certificate of Incorporation of the Company or the Amended and Restated Bylaws of the Company.

         (b) DEADLOCK RELATED TO BUDGET. Until the Triggering Day, in the event that Belron and TH Lee shall fail to agree upon the annual budget for the next year, the budget approved for the immediately preceding year shall remain in effect until such time as Belron and TH Lee shall agree upon the annual budget for the next year; provided, that the Company may spend in that next year up to 110% of the prior year's aggregate budget, subject to a greater increase, in each case, upon approval of the next annual budget by Belron and TH Lee.

         (c) FINANCINGS. Until the Triggering Day, neither the Board nor any committee thereof will approve, recommend or ratify, on behalf of the Company or any Subsidiary, any debt or equity financing transactions in which the Company or any of its Subsidiaries is expected to receive net proceeds in excess of $25 million without the prior written approval of TH Lee.

11. AGREEMENTS WITH RESPECT TO AN IPO; RIGHT TO CALL FOR AN IPO.

         (a) RIGHT TO CALL FOR AN IPO.

                  (i) TH Lee shall have the right to require the Company to undertake an IPO at any time after the date of this Agreement, which right shall be exclusive for thirty-six (36) months after the date hereof.

                  (ii) At any time after the first thirty-six (36) months after the date hereof, Belron shall have the non-exclusive right to require the Company to undertake an IPO.

         (b) FURTHER ASSURANCES. In the event that an initial public offering of the equity securities of the Company is approved pursuant to an effective registration statement under the Securities Act, the Shareholders shall take all necessary or desirable actions in connection with the consummation of the IPO. In the event that such IPO is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the equity securities structure would adversely affect the marketability of the offering, each holder shall consent to and vote for a recapitalization, reorganization and/or exchange; provided that the resulting securities reflect and are consistent with the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such IPO. Notwithstanding the foregoing, in the case of an IPO called by TH Lee pursuant to Section 11(a)(i), the Shareholders shall not be required to take any action which could reasonably be expected to have a material adverse tax or accounting effect on the Company based on the reasonable determination of TH Lee.

12. NOTICES. Any notices, consents or other communication required to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally, (b) sent by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, (c) delivered by a recognized overnight courier service, or (d) sent by telecopy transmission to the parties at the addresses as set forth below or at such other addresses as may be furnished in writing.

                  (a)      If to the Company:

                           Safelite Glass Corp.
                           1105 Schrock Road
                           Columbus, Ohio  43229
                           Attention:       President
                           Telecopy:        (614) 842-3323

                           with copies to:

                           Belron International NV
                           Kaya Krisolito
                           P.O. Box 342
                           Kralendijk
                           Bonaire
                           Netherlands Antilles
                           Telecopy:        59-9-75-449

                           and

                           Director: Group Legal Services

                           Attention: Louis Shakinovsky
                           Belron International
                           c/o The Kings Observatory
                           Old Deer Park Richmond
                           Surrey TW9 2AZ
                           ENGLAND
                           Telecopy:        44-181-948-7340

                           and

                           Katten Muchin & Zavis
                           525 West Monroe Street
                           Suite 1600
                           Chicago, Illinois  60661
                           Attention:       David R. Shevitz, Esq.
                           Telecopy:        (312) 902-1061

                           and

                           The Thomas H. Lee Company
                           75 State Street
                           Boston, Massachusetts  02109
                           Attention:       Anthony J. DiNovi
                                            Scott M. Sperling
                           Telecopy:        (617) 227-3514

                           and

                           Hutchins, Wheeler & Dittmar
                           A Professional Corporation
                           101 Federal Street
                           Boston, Massachusetts  02110
                           Attention:       Charles W. Robins, Esq.
                           Telecopy:        (617) 951-1295


                  (b)      If to the Kellman Shareholders to:

                           Joseph Kellman
                           1000 North Lake Shore Drive
                           Apt. 47-B
                           Chicago, IL  60610
                           Telecopy:        (312) 280-8070
                           and

                           Allan B. Muchin, Trustee
                           c/o Katten Muchin & Zavis
                           525 West Monroe
                           Suite 1600
                           Chicago, Illinois  60661
                           Telecopy:        (312) 902-1061

                           with a copy to:

                           Katten Muchin & Zavis
                           525 West Monroe Street
                           Suite 1600
                           Chicago, Illinois  60661
                           Attention:       David R. Shevitz, Esq.
                           Telecopy:        (312) 902-1061

                  (c)      If to the Belron Shareholders:

                           Belron International NV
                           Kaya Krisolito
                           P.O. Box 342
                           Kralendijk
                           Bonaire
                           Netherlands Antilles
                           Telecopy:        59-9-75-449

                           and

                           Director: Group Legal Services
                           Attention: Louis Shakinovsky
                           Belron International
                           c/o The Kings Observatory
                           Old Deer Park Richmond
                           Surrey TW9 2AZ
                           ENGLAND
                           Telecopy:        44-181-948-7340
                           and

                           Katten Muchin & Zavis
                           525 West Monroe Street
                           Suite 1600
                           Chicago, Illinois  60661
                           Attention:       David R. Shevitz, Esq.
                           Telecopy:        (312) 902-1061

                  (d)      If to the TH Lee Shareholders or the Management
                           Shareholders:

                           The Thomas H. Lee Company
                           75 State Street
                           Boston, Massachusetts  02109
                           Attention:       Anthony J. DiNovi
                                            Scott M. Sperling
                           Telecopy:        (617) 227-3514

                           and:

                           Hutchins, Wheeler & Dittmar
                           A Professional Corporation
                           101 Federal Street
                           Boston, Massachusetts  02110
                           Attention:       Charles W. Robins, Esq.
                           Telecopy:        (617) 951-1295

Date of service of such notice shall be (w) the date such notice is personally delivered, (x) three days after the date of mailing if sent by certified or registered mail, (y) one day after date of delivery to the overnight courier if sent by overnight courier or (z) if transmitted by telecopy, upon receipt of confirmation of delivery; provided, that, within three (3) days of such transmission, service is also made by personal delivery, mail or overnight courier as permitted herein.

13. SEVERABILITY. If any provision of this Agreement is, for any reason, invalid or unenforceable, the remaining provisions of this Agreement will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Agreement that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

14. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Agreement may be modified, amended or waived by the written agreement of Belron (acting on behalf of the Belron Shareholders and on behalf of the Kellman Shareholders), and TH Lee (acting on behalf of the TH Lee Shareholders and on behalf of the Management Shareholders); provided, however, that no amendment may adversely affect the Kellman Shareholders at any time, unless consented to in writing by a majority in interest of such Kellman Shareholders; provided further that no amendment may adversely affect the Management Shareholders at any time, unless consented to in writing by a majority in interest of such Management Shareholders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

15. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other.

16. GOVERNING LAW. This Agreement will be governed and construed in accordance with the laws of the State of New York, without giving effect to its principles of conflicts of laws.

17. INTERPRETATIVE MATTERS. Unless the context otherwise requires, (i) all references to Articles, Sections, Schedules or Exhibits are to Articles, Sections, Schedules or Exhibits in this Agreement; (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP; (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter; (iv) the headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement; and (v) whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "but not limited to."

18. SUCCESSORS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the parties and their successors and assigns.

19. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

20. DOCUMENTS. Each party will execute all documents and take such other actions as any other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Agreement.

21. ARBITRATION. If any controversy or claim from the application and interpretation of the terms of this Agreement cannot be settled by the parties hereto within a reasonable period of time, then the controversy or claim shall be settled by arbitration, unless the controversy or claim is prohibited by the law from being arbitrated. Arbitration shall be the sole remedy for disputes hereunder, unless the controversy or claim is prohibited by the law from being arbitrated. The arbitration shall be conducted in accordance with the Rules of the American Arbitration

Association (the "AAA Rules") and held in New York, New York. Any party hereunder seeking arbitration shall file a written notice of demand for arbitration with the other parties hereunder and with the American Arbitration Association. Three Arbitrators shall be appointed in accordance with the AAA Rules ("Arbitrators"). The decision and award of the Arbitrators shall be binding among the parties and judgment on the award may be entered in any court having jurisdiction as provided in SECTION 22 hereof. The Arbitrators shall have no previous employment by, consulting with, or business relationship with any party or its Affiliates. Questions regarding discovery or evidentiary issues shall be referred to the Arbitrators and the Arbitrators' decisions shall be final and binding on such issues. The Arbitrators may consider any material relevant to the subject matter of the dispute even if such material may also relate to issues not subject to arbitration. An audio recording of any arbitration hearing shall be made. The Arbitrators may award any appropriate relief including without limitation, an award for damages, specific performance or other equitable relief. The award shall be in writing, accompanied by a written opinion detailing the reasons for the award, and signed by the Arbitrators. Each party to such arbitration shall pay its own expenses and fees, except that administrative expenses (including the Arbitrators' fee) shall be divided equally between the parties to the arbitration.

22. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES HERETO HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER RELATED DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OR FORUM NON CONVENIENS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE BELRON SHAREHOLDERS HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEM AT 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604 AND SUCH OTHER PERSONS AS MAY HEREINAFTER BE SELECTED BY THE BELRON SHAREHOLDERS, WHICH PERSONS SHALL IRREVOCABLY AGREE IN WRITING TO SO SERVE AS AGENT TO RECEIVE ON THE BELRON SHAREHOLDERS' BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE BELRON SHAREHOLDERS TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE BELRON SHAREHOLDERS AS PROVIDED HEREIN, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY THE BELRON SHAREHOLDERS REFUSES TO ACCEPT SERVICE, THEN THE BELRON SHAREHOLDERS HEREBY AGREE THAT SERVICE UPON THEM BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY OTHER PARTY HERETO TO SERVE

PROCESS ON THE BELRON SHAREHOLDERS IN ANY OTHER MANNER PERMITTED BY LAW.

23. WAIVER OF JURY TRIAL. THE PARTIES HEREBY, BY EXECUTION HEREOF, WAIVE ANY AND ALL RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS AMONG THEM RELATING TO THE SUBJECT MATTER OF THE PROPOSED TRANSACTIONS AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES HEREBY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

24. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Notwithstanding the foregoing, the Company and the Shareholders agree that this Agreement supersedes and replaces the Old Agreement and that the Old Agreement is no longer binding on any party thereto.

25. REMEDIES. The parties acknowledge and agree that money damages may not be an adequate remedy for any breach or threatened breach by a party of its obligations under this Agreement, and for that reason, among others, the non-breaching party or parties will be irreparably damaged and may not have an adequate remedy at law. Therefore, notwithstanding the provisions of SECTION 21, the parties agree that the other party may pursue injunctive relief and/or specific performance in any court of competent jurisdiction to enforce any of the provisions of this Agreement. If any of the parties institutes any such action or proceeding solely for injunctive relief and/or specific performance, then the other parties hereby waive arbitration thereof under SECTION 21 for such action solely as it relates to injunctive relief and/or specific performance and shall not assert in any such action or proceeding the claim or defense that any matter of injunctive relief an/or specific performance is to be submitted to arbitration under SECTION 21. The foregoing remedy is in addition to any and all other remedies which a party may have.

26. NO INCONSISTENT AGREEMENTS. None of the parties hereto will hereafter enter into any agreement which is inconsistent with the rights granted to the parties in this Agreement.

27. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Agreement and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

28. ADDITIONAL SHAREHOLDERS. Any person or entity who is not at the time a Shareholder acquiring Shareholder Shares (except for transferees acquiring Shareholder Shares in a Public Sale), shall, on or before the Transfer or issuance of it of Shareholder Shares, sign a counterpart signature page hereto in form reasonably satisfactory to the Company and shall thereby become a party to this Agreement to be bound hereunder as (i) a Management Shareholder if a Permitted Transferee thereof or an employee of the Company or any of its Subsidiaries, (ii) a TH Lee Shareholder if a Permitted Transferee thereof or an employee or Affiliate of Thomas H. Lee Company, (iii) a Belron Shareholder if a Permitted Transferee thereof or (iv) a Kellman Shareholder if a Permitted Transferee thereof; provided, that a transferee which is a Permitted Transferee under clause (iii) of the definition of Permitted Transfer shall not be obligated to so agree until foreclosure on its pledge.

29. ROLE OF TRUSTEE. Each of Allan B. Muchin, Maurice Raizes and Marvin Zimmerman is executing this Agreement as a trustee of the Kellman Trusts listed on Exhibit A attached hereto and shall be conclusively deemed to be executing such documents only in such capacity. Each of Allan B. Muchin, Maurice Raizes and Marvin Zimmerman shall not be liable personally to any other party hereto in the event of any actual or alleged breach of any provision contained herein by any of the Kellman Trusts, except in the event of any willful breach of this Agreement established by clear and convincing evidence. Each party agrees to look solely to the estate of the Kellman Trusts and not to any trustee thereof in such trustee's individual capacity for any damages or other remedy for a breach by a Kellman Trust of any provision contained herein except in the event of any willful breach of this Agreement established by clear and convincing evidence.

         IN WITNESS WHEREOF, parties hereto have caused this Shareholders Agreement to be signed as of the date first written above.


                                        SAFELITE GLASS CORP.:

                                        By:    /s/ Douglas A. Herron
                                             -----------------------------------
                                        Name:  Douglas A. Herron
                                        Title: Treasurer

                                        BELRON (USA) BV:

                                        By:
                                             -----------------------------------
                                        Name:
                                        Title:

                                        KELLMAN SHAREHOLDERS:

                                        FAMILY REVOCABLE TRUST

                                        By:
                                             -----------------------------------
                                             Joseph Kellman, not individually
                                             but solely as trustee

                                        J-K GIFT TRUST U/A/D 12/16/91

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF JACK U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF RICHARD U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF CELIA U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF JACK U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF RICHARD U/A/D 11/8/95

         IN WITNESS WHEREOF, parties hereto have caused this Shareholders Agreement to be signed as of the date first written above.


                                        SAFELITE GLASS CORP.:

                                        By:
                                             -----------------------------------
                                        Name:  Douglas A. Herron
                                        Title: Treasurer

                                        BELRON (USA) BV:

                                        By:    /s/ M.L. Shakinovsky
                                             -----------------------------------
                                        Name:  M.L. Shakinovsky
                                        Title: Director

                                        KELLMAN SHAREHOLDERS:

                                        FAMILY REVOCABLE TRUST

                                        By:
                                             -----------------------------------
                                             Joseph Kellman, not individually
                                             but solely as trustee

                                        J-K GIFT TRUST U/A/D 12/16/91

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF JACK U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF RICHARD U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF CELIA U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF JACK U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF RICHARD U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF CELIA U/A/D 11/8/95


                                        By:
                                             -----------------------------------

         IN WITNESS WHEREOF, parties hereto have caused this Shareholders Agreement to be signed as of the date first written above.


                                        SAFELITE GLASS CORP.:

                                        By:
                                             -----------------------------------
                                        Name:  Douglas A. Herron
                                        Title: Treasurer

                                        BELRON (USA) BV:

                                        By:
                                             -----------------------------------
                                        Name:
                                        Title:

                                        KELLMAN SHAREHOLDERS:

                                        FAMILY REVOCABLE TRUST

                                        By:  /s/ Joseph Kellman
                                             -----------------------------------
                                             Joseph Kellman, not individually
                                             but solely as trustee

                                        J-K GIFT TRUST U/A/D 12/16/91

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF JACK U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF RICHARD U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 DESCENDANTS TRUST
                                        FOR THE FAMILY OF CELIA U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF JACK U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF RICHARD U/A/D 11/8/95

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF CELIA U/A/D 11/8/95


                                        By:  /s/ Allan B. Muchin
                                             -----------------------------------
                                             Allan B. Muchin, not individually
                                             but solely as trustee of each of
                                             the above seven trusts

                                        By:  /s/ Maurice Raizes
                                             -----------------------------------
                                             Maurice Raizes, not individually
                                             but solely as trustee of each of
                                             the above seven trusts

                                        By:  /s/ Marvin Zimmerman
                                             -----------------------------------
                                             Marvin Zimmerman, not individually
                                             but solely as trustee of each of
                                             the above seven trusts


                                        TH LEE SHAREHOLDERS:

                                        THOMAS H. LEE EQUITY FUND III, L.P.
                                        By:  THL Equity Advisors III Limited
                                             Partnership, General Partner
                                        By:  THL Equity Trust, General Partner



                                        By:
                                             -----------------------------------

                                        THOMAS H. LEE FOREIGN FUND III, L.P.
                                        By:  THL Equity Advisors III Limited
                                             Partnership, General Partner
                                        By:  THL Equity Trust, General Partner



                                        By:
                                             -----------------------------------

                                        JOSEPH KELLMAN 1995 GIFT TRUST FOR THE
                                        FAMILY OF CELIA U/A/D 11/8/95


                                        By:
                                             -----------------------------------
                                             Allan B. Muchin, not individually
                                             but solely as trustee of each of
                                             the above seven trusts

                                        By:
                                             -----------------------------------
                                             Maurice Raizes, not individually
                                             but solely as trustee of each of
                                             the above seven trusts

                                        By:
                                             -----------------------------------
                                             Marvin Zimmerman, not individually
                                             but solely as trustee of each of
                                             the above seven trusts


                                        TH LEE SHAREHOLDERS:

                                        THOMAS H. LEE EQUITY FUND III, L.P.
                                        By:  THL Equity Advisors III Limited
                                             Partnership, General Partner
                                        By:  THL Equity Trust, General Partner



                                        By:  /s/ Scott M. Sperling
                                             -----------------------------------
                                             Scott M. Sperling

                                        THOMAS H. LEE FOREIGN FUND III, L.P.
                                        By:  THL Equity Advisors III Limited
                                             Partnership, General Partner
                                        By:  THL Equity Trust, General Partner



                                        By:  /s/ Scott M. Sperling
                                             -----------------------------------
                                             Scott M. Sperling

                                        THL-CCI INVESTORS LIMITED PARTNERSHIP
                                        By:  THL Investment Management Corp.,
                                             general partner

                                        By:  /s/ Scott M. Sperling
                                             -----------------------------------
                                             Scott M. Sperling


                                        BIG BEND INVESTMENTS, L.P.

                                        By:
                                             -----------------------------------
                                        Name:  Morton H. Meyerson
                                        Title: General Partner



                                        MAJORITY IN INTEREST OF THE MANAGEMENT
                                        SHAREHOLDERS:


                                        ----------------------------------------
                                        Garen K. Staglin


                                        ----------------------------------------
                                        John F. Barlow


                                        ----------------------------------------
                                        Douglas A. Herron


                                        ----------------------------------------
                                        Elizabeth A. Wolszon


                                        ----------------------------------------
                                        Douglas R. Maehl


                                        ----------------------------------------
                                        James K. West


                                        ----------------------------------------
                                        Poe A. Timmons

                                        THL-CCI INVESTORS LIMITED PARTNERSHIP
                                        By:  THL Investment Management Corp.,
                                             general partner

                                        By:
                                             -----------------------------------


                                        BIG BEND INVESTMENTS, L.P.

                                        By:    /s/ Morton H. Meyerson
                                             -----------------------------------
                                        Name:  Morton H. Meyerson
                                        Title: General Partner



                                        MAJORITY IN INTEREST OF THE MANAGEMENT
                                        SHAREHOLDERS:


                                        ----------------------------------------
                                        Garen K. Staglin


                                        ----------------------------------------
                                        John F. Barlow


                                        ----------------------------------------
                                        Douglas A. Herron


                                        ----------------------------------------
                                        Elizabeth A. Wolszon


                                        ----------------------------------------
                                        Douglas R. Maehl


                                        ----------------------------------------
                                        James K. West


                                        ----------------------------------------
                                        Poe A. Timmons

                                        THL-CCI INVESTORS LIMITED PARTNERSHIP
                                        By:  THL Investment Management Corp.,
                                             general partner

                                        By:
                                             -----------------------------------


                                        BIG BEND INVESTMENTS, L.P.

                                        By:
                                             -----------------------------------
                                        Name:  Morton H. Meyerson
                                        Title: General Partner



                                        MAJORITY IN INTEREST OF THE MANAGEMENT
                                        SHAREHOLDERS:

                                        /s/ Garen K. Staglin
                                        ----------------------------------------
                                        Garen K. Staglin


                                        ----------------------------------------
                                        John F. Barlow


                                        ----------------------------------------
                                        Douglas A. Herron


                                        ----------------------------------------
                                        Elizabeth A. Wolszon


                                        ----------------------------------------
                                        Douglas R. Maehl


                                        ----------------------------------------
                                        James K. West


                                        ----------------------------------------
                                        Poe A. Timmons

                                        THL-CCI INVESTORS LIMITED PARTNERSHIP
                                        By:  THL Investment Management Corp.,
                                             general partner

                                        By:
                                             -----------------------------------


                                        BIG BEND INVESTMENTS, L.P.

                                        By:
                                             -----------------------------------
                                        Name:  Morton H. Meyerson
                                        Title: General Partner



                                        MAJORITY IN INTEREST OF THE MANAGEMENT
                                        SHAREHOLDERS:


                                        ----------------------------------------
                                        Garen K. Staglin

                                        /s/ John F. Barlow
                                        ----------------------------------------
                                        John F. Barlow


                                        ----------------------------------------
                                        Douglas A. Herron


                                        ----------------------------------------
                                        Elizabeth A. Wolszon


                                        ----------------------------------------
                                        Douglas R. Maehl


                                        ----------------------------------------
                                        James K. West


                                        ----------------------------------------
                                        Poe A. Timmons

                                        THL-CCI INVESTORS LIMITED PARTNERSHIP
                                        By:  THL Investment Management Corp.,
                                             general partner

                                        By:
                                             -----------------------------------


                                        BIG BEND INVESTMENTS, L.P.

                                        By:
                                             -----------------------------------
                                        Name:  Morton H. Meyerson
                                        Title: General Partner



                                        MAJORITY IN INTEREST OF THE MANAGEMENT
                                        SHAREHOLDERS:


                                        ----------------------------------------
                                        Garen K. Staglin


                                        ----------------------------------------
                                        John F. Barlow

                                        /s/ Douglas A. Herron
                                        ----------------------------------------
                                        Douglas A. Herron


                                        ----------------------------------------
                                        Elizabeth A. Wolszon


                                        ----------------------------------------
                                        Douglas R. Maehl


                                        ----------------------------------------
                                        James K. West


                                        ----------------------------------------
                                        Poe A. Timmons

                                        THL-CCI INVESTORS LIMITED PARTNERSHIP
                                        By:  THL Investment Management Corp.,
                                             general partner

                                        By:
                                             -----------------------------------


                                        BIG BEND INVESTMENTS, L.P.

                                        By:
                                             -----------------------------------
                                        Name:  Morton H. Meyerson
                                        Title: General Partner



                                        MAJORITY IN INTEREST OF THE MANAGEMENT
                                        SHAREHOLDERS:


                                        ----------------------------------------
                                        Garen K. Staglin


                                        ----------------------------------------
                                        John F. Barlow


                                        ----------------------------------------
                                        Douglas A. Herron

                                        /s/ Elizabeth A. Wolszon
                                        ----------------------------------------
                                        Elizabeth A. Wolszon


                                        ----------------------------------------
                                        Douglas R. Maehl


                                        ----------------------------------------
                                        James K. West


                                        ----------------------------------------
                                        Poe A. Timmons

                                        THL-CCI INVESTORS LIMITED PARTNERSHIP
                                        By:  THL Investment Management Corp.,
                                             general partner

                                        By:
                                             -----------------------------------


                                        BIG BEND INVESTMENTS, L.P.

                                        By:
                                             -----------------------------------
                                        Name:  Morton H. Meyerson
                                        Title: General Partner



                                        MAJORITY IN INTEREST OF THE MANAGEMENT
                                        SHAREHOLDERS:


                                        ----------------------------------------
                                        Garen K. Staglin


                                        ----------------------------------------
                                        John F. Barlow


                                        ----------------------------------------
                                        Douglas A. Herron


                                        ----------------------------------------
                                        Elizabeth A. Wolszon

                                        /s/ Douglas R. Maehl
                                        ----------------------------------------
                                        Douglas R. Maehl


                                        ----------------------------------------
                                        James K. West


                                        ----------------------------------------
                                        Poe A. Timmons

                                        THL-CCI INVESTORS LIMITED PARTNERSHIP
                                        By:  THL Investment Management Corp.,
                                             general partner

                                        By:
                                             -----------------------------------


                                        BIG BEND INVESTMENTS, L.P.

                                        By:
                                             -----------------------------------
                                        Name:  Morton H. Meyerson
                                        Title: General Partner



                                        MAJORITY IN INTEREST OF THE MANAGEMENT
                                        SHAREHOLDERS:


                                        ----------------------------------------
                                        Garen K. Staglin


                                        ----------------------------------------
                                        John F. Barlow


                                        ----------------------------------------
                                        Douglas A. Herron


                                        ----------------------------------------
                                        Elizabeth A. Wolszon


                                        ----------------------------------------
                                        Douglas R. Maehl

                                        /s/ James K. West
                                        ----------------------------------------
                                        James K. West


                                        ----------------------------------------
                                        Poe A. Timmons

                                        THL-CCI INVESTORS LIMITED PARTNERSHIP
                                        By:  THL Investment Management Corp.,
                                             general partner

                                        By:
                                             -----------------------------------


                                        BIG BEND INVESTMENTS, L.P.

                                        By:
                                             -----------------------------------
                                        Name:  Morton H. Meyerson
                                        Title: General Partner



                                        MAJORITY IN INTEREST OF THE MANAGEMENT
                                        SHAREHOLDERS:


                                        ----------------------------------------
                                        Garen K. Staglin


                                        ----------------------------------------
                                        John F. Barlow


                                        ----------------------------------------
                                        Douglas A. Herron


                                        ----------------------------------------
                                        Elizabeth A. Wolszon


                                        ----------------------------------------
                                        Douglas R. Maehl


                                        ----------------------------------------
                                        James K. West

                                        /s/ Poe A. Timmons
                                        ----------------------------------------
                                        Poe A. Timmons

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Brian D. O'Mara
                                        ----------------------------------------

                                        Print Name: Brian D. O'Mara
                                                    ----------------------------

                                        Address:    1105 Lincoln Road
                                                    ----------------------------

                                                    Grandview Heights, OH 43212
                                                    ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ David P. Stagner
                                        ---------------------------------------

                                        Print Name: David Stagner
                                                   ----------------------------

                                        Address:    7742 Bale Kenyon Road
                                                   ----------------------------

                                                    Lewis Center, OH 43035
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Frederick R. Barnard
                                        ---------------------------------------

                                        Print Name: Frederick R. Barnard
                                                   ----------------------------

                                        Address:    2414 Waterside Dr.
                                                   ----------------------------

                                                    Aurora, IL 60504
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Garth R. Beck
                                        ---------------------------------------

                                        Print Name: Garth R. Beck
                                                   ----------------------------

                                        Address:    2232 Ave.  13070 So.
                                                   ----------------------------

                                                    Riverton, UT 84065
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Ronald H. Duncan
                                        ---------------------------------------

                                        Print Name: Ronald H. Duncan
                                                   ----------------------------

                                        Address:    147 Meadow Ridge Ct.
                                                   ----------------------------

                                                    Powell, OH 43065
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ August N. Gassiot
                                        ---------------------------------------

                                        Print Name: August N. Gassiot
                                                   ----------------------------

                                        Address:    2312 N. Cumberland
                                                   ----------------------------

                                                    Metairie, LA 70003
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Gary J. Strain
                                        ---------------------------------------

                                        Print Name: Gary J. Strain
                                                   ----------------------------

                                        Address:    24 Chadwick Dr.
                                                   ----------------------------

                                                    Voorhees, NJ 08043
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Robert A. Carlson
                                        ---------------------------------------

                                        Print Name: Robert A. Carlson
                                                   ----------------------------

                                        Address:    21 Edwards Road
                                                   ----------------------------

                                                    Natick, MA 01760
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Steven B. Micheli
                                        ---------------------------------------

                                        Print Name: Steven B. Micheli
                                                   ----------------------------

                                        Address:    4033 Gloucester Rd.
                                                   ----------------------------

                                                    Rocky Mount, NC 27803
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Craig D. Douglas
                                        ---------------------------------------

                                        Print Name: Craig D. Douglas
                                                   ----------------------------

                                        Address:    6345 Lido Ct.
                                                   ----------------------------

                                                    Dublin, OH 43016
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Michael Von Fenstermalher
                                        ---------------------------------------

                                        Print Name: Michael Von Fenstermalher
                                                   ----------------------------

                                        Address:    6911 Lauren Place
                                                   ----------------------------

                                                    Columbus, Ohio 43235
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Michael G. Ridgway
                                        ---------------------------------------

                                        Print Name: Michael G. Ridgway
                                                   ----------------------------

                                        Address:    6452 Worthington Rd.
                                                   ----------------------------

                                                    Westerville, OH 43082
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Thomas M. Feeney
                                        ---------------------------------------

                                        Print Name: Thomas M. Feeney
                                                   ----------------------------

                                        Address:    7681 Seminary Ridge
                                                   ----------------------------

                                                    Columbus, Ohio 43235
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ James W. Crystal
                                        ---------------------------------------

                                        Print Name: James W. Crystal
                                                   ----------------------------

                                        Address:    40 Broad Street
                                                   ----------------------------

                                                    New York, NY 10004
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Alleri B. OBlow
                                        ---------------------------------------

                                        Print Name: Alleri B. OBlow
                                                   ----------------------------

                                        Address:    166 N. Myrtle Ave.
                                                   ----------------------------

                                                    Monrovia, CA 91016
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Donald A. Poirier
                                        ---------------------------------------

                                        Print Name: Donald A. Poirier
                                                   ----------------------------

                                        Address:    6335 Deeside Dr.
                                                   ----------------------------

                                                    Dublin, Ohio 43017
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Peter Pearson
                                        ---------------------------------------

                                        Print Name: Peter Pearson
                                                   ----------------------------

                                        Address:    49 North Fairway Dr.
                                                   ----------------------------

                                                    NSL, Utah  04054
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ John Ritucci
                                        ---------------------------------------

                                        Print Name: John Ritucci
                                                   ----------------------------

                                        Address:    59 Windsor Lane
                                                   ----------------------------

                                                    Marshfield, MA 02050
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Carl W. Blackburn
                                        ---------------------------------------

                                        Print Name: Carl W. Blackburn
                                                   ----------------------------

                                        Address:    109 Buhlmont Dr.
                                                   ----------------------------

                                                    Sewickley, PA 15143
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:

                                                                       12/31/97
                                        /s/ M. Keith Jones
                                        ---------------------------------------

                                        Print Name: M. Keith Jones
                                                   ----------------------------

                                        Address:    8125 Crossgate Ct. N.
                                                   ----------------------------

                                                    Dublin, OH 43017
                                                   ----------------------------

                             SAFELITE GLASS CORP.

                           SHAREHOLDERS' AGREEMENT
                          Counterpart Signature Page
                          --------------------------

        IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.


                                        MANAGEMENT SHAREHOLDERS:


                                        /s/ Gary Mazeffa
                                        ---------------------------------------

                                        Print Name: Gary Mazeffa
                                                   ----------------------------

                                        Address:    234 Deer Meadow Dr.
                                                   ----------------------------

                                                    Gahanna, OH 43230
                                                   ----------------------------

                                                          12.31.97

                                    EXHIBIT A

                              KELLMAN SHAREHOLDERS



                                                                                    NON-VOTING
                   TRUST                                    TRUSTEE(S)             COMMON STOCK
                   -----                                    ----------             ------------
Family Revocable Trust                                     Joseph Kellman            2,225,096

J-K Gift Trust                                            Allan B. Muchin
U/A/D 12/16/91                                             Maurice Raizes
                                                          Marvin Zimmerman             137,881

Joseph Kellman 1995                                       Allan B. Muchin
Descendants Trust for the Family of Jack                   Maurice Raizes
U/A/D 11/8/95                                             Marvin Zimmerman              13,716

Joseph Kellman 1995                                       Allan B. Muchin
Descendants Trust for the Family of Richard                Maurice Raizes
U/A/D 11/8/95                                             Marvin Zimmerman              13,716

Joseph Kellman 1995                                       Allan B. Muchin
Descendants Trust for the Family of Celia                  Maurice Raizes
U/A/D 11/8/95                                             Marvin Zimmerman              13,716

Joseph Kellman 1995 Gift                                  Allan B. Muchin
Trust for the Family of Jack                               Maurice Raizes
U/A/D 11/8/95                                             Marvin Zimmerman              22,841

Joseph Kellman 1995 Gift                                  Allan B. Muchin
Trust for the Family of Richard                            Maurice Raizes
U/A/D 11/8/95                                             Marvin Zimmerman              22,841

Joseph Kellman 1995 Gift                                  Allan B. Muchin
Trust for the Family of Celia                              Maurice Raizes
U/A/D 11/8/95                                             Marvin Zimmerman              22,841

Total                                                                                2,472,648


                                BELRON OWNERSHIP



                          VOTING
                          COMMON               NON-VOTING
 NAME                     STOCK               COMMON STOCK             TOTAL
 ----                     -----               ------------             -----
Belron                  1,690,101              4,487,123             6,177,224

                                    EXHIBIT B

                               TH LEE SHAREHOLDERS




                                                  VOTING
                                                  COMMON               NON-VOTING
                NAME                              STOCK               COMMON STOCK             TOTAL
                ----                              -----               ------------             -----
Thomas H. Lee Equity Fund III, L.P.            1,241,479.33           2,482,958.67           3,724,438

Thomas H. Lee Foreign Fund III, L.P.              76,819.00             153,638.00             230,457

THL-CCI Investors Limited Partnership            128,781.67             257,563.33             386,345

Big Bend Investments, L.P.                        12,483.00              24,966.00              37,449

                                    EXHIBIT C

                             MANAGEMENT SHAREHOLDERS



                                          VOTING         NON-VOTING
NAME                                      COMMON          COMMON
                                          STOCK           STOCK            TOTAL
----                                      -----           -----            -----
Garen K. Staglin                        18,025.33        36,050.67        54,076.00

John F. Barlow                          61,014.67       122,029.33       183,044.00

Douglas A. Herron                       21,648.67        43,297.33        64,946.00

Elizabeth A. Wolszon                    11,992.67        23,985.33        35,978.00

Douglas R. Maehl                        11,992.67        23,985.33        35,978.00

Poe A. Timmons                           6,505.33        13,010.67        19,516.00

James A. West                           11,992.67        23,985.33        35,978.00

Thomas Feeney                           11,992.67        23,985.33        35,978.00

James W. Crystal                         3,650.00         7,300.00        10,950.00

Frederick R. Barnard                       730.00         1,460.00         2,190.00

Garth R. Beck                              730.00         1,460.00         2,190.00

Ronald H. Duncan                           730.00         1,460.00         2,190.00

August N. Gassiot                          730.00         1,460.00         2,190.00

Allen B. Oblow                             730.00         1,460.00         2,190.00

Gary J. Strain                           1,095.00         2,190.00         3,285.00

David P. Stagner                           183.33           366.67           550.00

Robert A. Carlson                          100.00           200.00           300.00

Craig D. Douglas                           365.00           730.00         1,095.00

Michael V. Fenstermacher                   250.00           500.00           750.00

Michael G. Ridgway                         250.00           500.00           750.00

Brian D. O'Mara                            250.00           500.00           750.00

Steven B. Micheli                          365.00           730.00         1,095.00

Clark B. Wilson                            200.00           400.00           600.00

Robert L. Avers                          2,919.33         5,838.67         8,758.00

Carl W. Blackburn                          730.00         1,460.00         2,190.00

James P. Catalino                        1,460.00         2,920.00         4,380.00

William Dane                             1,460.00         2,920.00         4,380.00

Donald P. Giles                          2,919.33         5,838.67         8,758.00

                                                    VOTING        NON-VOTING
NAME                                                COMMON          COMMON
                                                    STOCK           STOCK            TOTAL
----                                                -----           -----            -----
Nicholas A. Greville                               1,460.00         2,920.00         4,380.00

Stanley J. Hoffman                                   730.00         1,460.00         2,190.00

M. Keith Jones                                     1,460.00         2,920.00         4,380.00

Paul J. Krakenberg                                 1,460.00         2,920.00         4,380.00

Gary Mazeffa                                       1,460.00         2,920.00         4,380.00

Morton H. Meyerson                                 7,300.67        14,601.33        21,902.00

Peter T. Pearson                                     730.00         1,460.00         2,190.00

James R. Randolph                                  1,460.00         2,920.00         4,380.00

William J. Rapp                                      730.00         1,460.00         2,190.00

John Ritucci                                         730.00         1,460.00         2,190.00

Richard J. Scheer                                    730.00         1,460.00         2,190.00

Jack L. Warren                                     2,919.33         5,838.67         8,758.00

James E. Whittlesey                                1,460.00         2,920.00         4,380.00

David W. Wood                                        730.00         1,460.00         2,190.00

Larry J. Binham, Trustee for the Shannon           5,543.33        11,086.67        16,630.00
Carole Barlow Irrevocable Trust

Larry J. Binham, Trustee for the Diane             5,543.33        11,086.67        16,630.00
Michelle Barlow Irrevocable Trust

Donald A. Poirier                                    292.00           584.00           876.00

Garen and Sharalyn Staglin 1997                   54,076.00       108,152.00       162,228.00
Charitable Remainder Unitrust

Michael F. Hallenberger                              730.00         1,460.00         2,190.00

                                    EXHIBIT D

                                  MANUFACTURERS


1.       Apogee Enterprises

2.       PPG Industries

3.       Saint Gobain

4.       Asahi Glass

5.       Guardian Glass

6.       Pilkington Glass

7.       Amilite

8.       Carlite

                                    EXHIBIT E

                               EXECUTIVE OFFICERS

1.       Senior Vice President - Marketing and Strategic Planning

2.       Senior Vice President - Information Services

3.       Senior Vice President - Manufacturing Distribution and Purchasing

4.       Senior Vice President - Wholesale Sales

5.       Senior Vice President - Client Sales and Support

6.       Senior Vice President - Chief Financial Officer and Treasurer

7.       Vice President - Finance and Corporate Controller

8.       Vice President - Network Operations

9.       Vice-President Retail Store Operations, East

10.      Vice President Retail Store Operations, West

11.      Vice President Store Development and Real Estate

12.      Vice-President Human Resources

13.      Vice President, Secretary and General Counsel